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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1998 except as to the last paragraph of Note 2, which is as of April 17, 1998, which appears on page 21 of ArQule, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.





PRICE WATERHOUSE LLP
Boston, Massachusetts
June 1, 1998